UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2011

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

_______________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2011, Daniel J. Heinrich notified The Clorox Company (the “Company”) of his intention to retire from his position as Executive Vice President – Chief Financial Officer of the Company effective as of November 16, 2011.

Effective as of November 17, 2011, the Board of Directors of the Company determined to appoint Stephen M. Robb, 47, as the Company’s Senior Vice President – Chief Financial Officer. Mr. Robb has been the Company’s Vice President – Global Finance since January 2011. Prior to that, Mr. Robb held the position of Vice President – Financial Planning and Analysis since October 2004. Mr. Robb’s compensation for the Chief Financial Officer position has not yet been determined.

A press release regarding these management changes is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

Exhibit	Description
99.1	Press Release dated October 6, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: October 6, 2011	By:	/s/ Laura Stein
Senior Vice President –
General Counsel

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated October 6, 2011